Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
(Adopted Under Section 906 of the Sarbanes-Oxley Act of 2002)

The undersigned officers, Gary A. Shiffman and Karen J. Dearing, hereby certify that to the best of their knowledge: (a) this Ammendment No. 1 to the Annual Report on Form 10-K of Sun Communities, Inc., for the year ended December 31, 2009, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and (b) the information contained in this Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Signature	Date

/s/ Gary A. Shiffman	March 30, 2010
Gary A. Shiffman, Chief Executive Officer

/s/ Karen J. Dearing	March 30, 2010
Karen J. Dearing, Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Sun Communities, Inc. and will be retained by Sun Communities, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.